Exhibit 10.4

EXECUTION DRAFT

SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT

This SUPPLEMENT NO. 1 (this “Supplement”), dated as of April 5, 2022, to the Guarantee and Collateral Agreement, dated as of November 17, 2021 (the “Guarantee and Collateral Agreement”), by and among ALTRA INDUSTRIAL MOTION CORP., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto and BANK OF MONTREAL (“BMO”), as collateral agent for the Secured Parties (as defined in the Credit Agreement (as defined below)), is entered into by and between the New Subsidiary (as defined below) and the Collateral Agent.

1.
Reference is made to the Credit Agreement dated as of November 17, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and BMO, as administrative agent for the Lenders and as Collateral Agent.
2.
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement and if not defined therein, such capitalized terms shall have the meanings assigned to such terms in the Credit Agreement.
3.
The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 8.16 of the Guarantee and Collateral Agreement provides that additional Restricted Subsidiaries may become Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

Section 1.
In accordance with Section 8.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary and (c) without limiting clause (a) above, irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets, whether now owned or hereafter acquired” of the New Subsidiary or words of similar effect or of a lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A)

whether the New Subsidiary is an organization, the type of organization and any organizational identification number issued to the New Subsidiary and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and the New Subsidiary agrees to provide such information required for any such filing to the Collateral Agent promptly upon request. Each reference to a “Grantor” or a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.
Section 2.
The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
Section 3.
This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by fax, “.pdf”, or other similar electronic format shall be as effective as delivery of a manually signed counterpart of this Supplement.
Section 4.
The New Subsidiary hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock owned by the New Subsidiary and the percentage of the issued and outstanding shares or units of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and (ii) any and all Pledged Debt Securities now owned by the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and complete list of all (i) Patents that have been granted by the United States Patent and Trademark Office and Patents for which United States applications are published and pending, (ii) Copyrights that have been registered with the United States Copyright Office and Copyrights for which United States registration applications are pending, (iii) Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and (iv) exclusive Copyright Licenses under which the New Subsidiary is a licensee and that, in the case of clauses (i), (ii) and (iii) are owned by the New Subsidiary, in each case truly and completely specifying the name of the registered owner, title, type of mark, registration or application number, a brief description thereof and, if applicable, the licensee and licensor and date of license agreement, (c) set forth on Schedule III attached hereto is a true and complete list of all Commercial Tort Claims in respect of which a complaint or a counterclaim has been filed by the New Subsidiary, seeking damages in an amount reasonably estimated to exceed $10,000,000, including a summary description of such claim and (d) set forth on Annex A hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization or formation.
Section 5.
Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.
Section 6.
THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.
In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 8.
All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.02 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Company as provided in Section 9.02 of the Credit Agreement.
Section 9.
The New Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent, to the extent provided for in Section 9.04 of the Credit Agreement as if each reference therein to “Company” or “Borrower” were a reference to “New Subsidiary”.

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

NOOK INDUSTRIES, LLC,

By: /s/ Todd Patriacca
Name: Todd Patriacca
Title: Treasurer

BANK OF MONTREAL, as
Collateral Agent,

By: /s/ Matt Gerber
Name: Matt Gerber
Title: Managing Director